UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 24, 2021
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Buiding B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Option Grant

On May 24, 2021, the Compensation Committee of the Board of Directors of Establishment Labs Holdings Inc. (the "Company") approved the grant of a stock option to purchase 50,000 Common Shares to Pratip Dastidar, the Company's Global Head of Operations. The stock option was granted under the Company’s 2018 Equity Incentive Plan and has a per share exercise price equal to $77.11, the closing price of the Common Shares as reported on The Nasdaq Capital Market on May 24, 2021. This option grant is subject to a four-year vesting schedule, with 25% vesting one year after a vesting commencement date of May 17, 2021 and 25% each one year anniversary thereafter, subject to his continued service to the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 18,322,646 of the Company’s Common Shares, representing 77.35% of the voting power of the Company’s Common Shares as of April 5, 2021, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 14, 2021.

Proposal 1 - Election of Directors. The following nominee was elected as a Class III director to serve until the 2024 Annual Meeting of Stockholders and until her successor is duly elected and qualified:

Nominee	Votes For	Votes Against	Abstain	Broker Non-votes

Lisa Gersh	11,296,901	2,027,681	1,245	4,996,819

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021 was ratified.

Votes For	Votes Against	Abstain

18,320,658	397	1,591

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	May 28, 2021	By:	/s/ Renee M. Gaeta
		Name:	Renee M. Gaeta
		Title:	Chief Financial Officer